DELAWARE GROUP EQUITY FUNDS III

Delaware American Services Fund

Supplement to the Prospectus dated August 29, 2001

The following replaces the information in the section of the Prospectus entitled "Portfolio managers" under "Who manages the Funds":

Portfolio managers
John A. Heffern, Marshall T. Bassett and Lori P. Wachs have primary responsibility for making day-to-day investment decisions for Delaware American Services Fund. Mr. Heffern has been managing the Fund since its inception. Mr. Bassett and Ms. Wachs joined Mr. Heffern on November 5, 2001. In making decisions for the Fund, the portfolio managers regularly consult with Gerald S. Frey.

John A. Heffern, Vice President/Portfolio Manager, earned a bachelor's degree and an MBA degree at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research in NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Marshall T. Bassett, Vice President/Portfolio Manager, holds a bachelor's degree and an MBA from Duke University. Prior to joining Delaware Investments in 1997, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies and as a trust officer at Sovran Bank and Trust Company.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

Gerald S. Frey, Managing Director/Chief Investment Officer - Growth Investing, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

This Supplement is dated November 5, 2001.